Exhibit g(2)
APPENDIX "A"
TO
CUSTODIAN AGREEMENT
BETWEEN
The Bank of New York and each of the following Investment Companies Dated as of May 19, 1999

The following is a list of the Funds and their respective Portfolios for which the Custodian shall serve under a Custodian Agreement dated as of December 1, 1994:

FUND                                  Portfolio                                                 Effective as of:
Fidelity Aberdeen Street Trust        Fidelity Freedom Income Fund                              August 31, 1996
                                      Fidelity Freedom 2000 Fund                                August 31, 1996
                                      Fidelity Freedom 2010 Fund                                August 31, 1996
                                      Fidelity Freedom 2020 Fund                                August 31, 1996
                                      Fidelity Freedom 2030 Fund                                August 31, 1996

 Fidelity Advisor Series II           Fidelity Advisor Government Investment Fund               December 1, 1994
                                      Fidelity Advisor High Yield Fund                          December 1, 1994
                                      Fidelity Advisor Intermediate Bond Fund**                 December 1, 1994
                                      Fidelity Advisor Mortgage Securities Fund*                December 1, 1994
                                      Fidelity Advisor Short Fixed-Income Fund                  December 1, 1994
                                      Fidelity Advisor Strategic Income Fund                    December 1, 1994

Fidelity Advisor Series IV            Fidelity Institutional Short-Intermediate Government Fund December 1, 1994
                                      Fidelity Real Estate High Income Fund                     December 1, 1994

Fidelity Boston Street Trust          Fidelity Target Timeline 1999                             January 18, 1996
                                      Fidelity Target Timeline 2001                             January 18, 1996
                                      Fidelity Target Timeline 2003                             January 18, 1996

Fidelity Charles Street Trust         Spartan Short-Term Bond Fund                              December 1, 1994
                                      Spartan Investment Grade Bond Fund                        December 1, 1994

Fidelity Commonwealth Trust           Fidelity Intermediate Bond Fund                           December 1, 1994

Fidelity Concord Street Trust         Fidelity U.S. Bond Index Fund                             December 1, 1994

Fidelity Covington Trust              Fidelity Real Estate High Income Fund II                  May 16, 1996

Colchester Street Trust               Domestic Portfolio                                        September 14, 1995
                                      Money Market Portfolio                                    September 14, 1995
                                      Government Portfolio                                      September 14, 1995
                                      Treasury Portfolio                                        September 14, 1995
                                      Treasury Only Portfolio                                   September 14, 1995
                                      Tax-Exempt Portfolio                                      September 14, 1995

Fidelity Fixed-Income Trust           Fidelity Short-Term Bond Fund                             December 1, 1994
                                      Fidelity Investment Grade Bond Fund                       December 1, 1994
                                      Spartan Government Income Fund                            December 1, 1994
                                      Fidelity High Income Fund                                 December 1, 1994

Fidelity Hereford Street Trust        Spartan Money Market Fund                                 December 1, 1994
                                      Spartan U.S. Government Money Market Fund                 September 14, 1995
                                      Spartan U.S. Treasury Money Market Fund                   September 14, 1995

Fidelity Income Fund                  Fidelity Ginnie Mae Fund                                  December 1, 1994
                                      Fidelity Intermediate Government Income Fund***           December 1, 1994

Fidelity Money Market Trust           Retirement Government Money Market Portfolio              September 14, 1995
                                      Retirement Money Market Portfolio                         September 14, 1995

Fidelity Phillips Street Trust        Fidelity Cash Reserves                                    December 1, 1994
                                      Fidelity U.S. Government Reserves                         September 14, 1995

Fidelity Select Portfolios            Money Market Portfolio                                    December 1, 1994

Fidelity Summer Street Trust          Fidelity Capital & Income Fund                            December 1, 1994

Fidelity School Street Trust          Fidelity Strategic Income Fund                            March 19, 1998

Fidelity Union Street Trust           Spartan Ginnie Mae Fund                                   December 1, 1994

Fidelity Union Street Trust II        Fidelity Daily Income Trust                               December 1, 1994

Newbury Street Trust                  Prime Fund - Daily Money Class                            September 14, 1995
                                      Prime Fund - Capital Reserves Class                       September 18, 1997
                                      Treasury Fund - Daily Money Class                         September 14, 1995
                                      Treasury Fund - Advisor B Class                           September 14, 1996
                                      Treasury Fund - Capital Reserves Class                    September 18, 1997

Variable Insurance Products Fund      High Income Portfolio                                     December 1, 1994
                                      Money Market Portfolio                                    September 14, 1995

Variable Insurance Products Fund II   Investment Grade Bond Portfolio                           December 1, 1994

*Fidelity Income Fund: Fidelity Advisor Mortgage Securities Fund moved into
 Fidelity Advisor Series II effective 2/26/99.
**Fidelity Advisor Series IV: Fidelity Advisor Intermediate Bond Fund moved into Fidelity Advisor Series II effective
  2/26/99.
***Fidelity Fixed Income Trust: Spartan Short-Intermediate Government Fund merged into Fidelity Income Fund: Fidelity Intermediate Government Income Fund effective 4/22/99.







Each of the Investment Companies              The Bank of New York
listed on this Appendix "A", on behalf
of each of their respective Portfolios

By:       /s/John Costello                    By:      /s/Stephen E. Grunston
Name:     John Costello                       Name:   Stephen E. Grunston
Title:    Asst. Treasurer                     Title:  Vice President